UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 11, 2003
                Date of Report (Date of earliest event reported)



                          DATASTAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                        000-25879                352065469
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
   of incorporation)                  File Number)           Identification No.)

415 OAKDALE ROAD, SUITE 224, TORONTO, ONTARIO                     M3N-1A7
---------------------------------------------                    ----------
  (Address of Principal Executive Office)                        (Zip Code)

                                  416-626-5346
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Marc Cianfarani and Berto Napoleone will resign as directors and officers of the Company effective December 11, 2003.

         Marc Cianfarani will resign as Chief Executive Officer and Chief Financial Officer of the Company as he has other commitments which he is required to fulfil outside of the Company.

         Berto Napoleone will resign as Executive Vice President of the Company for personal reasons unrelated to the Company.

         The remaining director, Nick Montesano shall commence a search to replace Mr. Cianfarani and shall be appointed as the interim Chief Executive Officer and Chief Financial Officer of the Company effective December 11, 2003.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              By:  /s/  Nick Montesano
                                              ------------------------------
                                              Name:  Nick Montesano
Dated:  December 11, 2003                     Title: Chief Operating Officer


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